UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  May 20, 2004
          (Date of Earliest Event Reported:  May 20, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5.        Other Events and Regulation FD Disclosure
               -----------------------------------------
      On May 20, 2004, we announced that Thomas R. Hix, former senior vice president, finance, and chief financial officer of Cooper Cameron Corporation and William H. Joyce, current chairman and chief executive officer of Nalco Company and former chairman, president and chief executive officer of Union Carbide Corporation, will join the El Paso Board of Directors effective as of May 20, 2004. We also have named our slate of nominees for the 2004 Annual Meeting of Stockholders. A copy of our press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits
               ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------
                  99.A     Press Release dated May 20, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/Jeffrey I. Beason
                                  --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  May 20, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated May 20, 2004.